UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2018

Luvu Brands, Inc.

(Exact name of registrant as specified in Charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive

Atlanta, GA 30360

 (Address of Principal Executive Offices)

(770) 246-6400

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The attached handout contains information that the members of Luvu Brands, Inc. (the “Company”) management will use during meetings with investors, analysts, and other interested parties to assist their understanding of the Company from time to time throughout fiscal 2019. Other presentations and related materials will be made available as they are presented during the year. This handout is also available under the Financial Overview link in the Company’s investor relations website at http://www.luvubrands.com.

The handout is attached as Exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)              Exhibits

ExhibitNo.	Description

99.1	Luvu Brands, Inc. December 2018 Investor Deck

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Luvu Brands, Inc. (Registrant)

Date: December 13, 2018	By:	/s/ Ronald P. Scott
Ronald P. Scott Chief Financial Officer